SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 23, 2002



                           TROY FINANCIAL CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



           DELAWARE                   000-25439               16-1559508
-------------------------------  ---------------------- ----------------------
 (State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)



                     32 SECOND STREET, TROY, NEW YORK 12180
              -----------------------------------------------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code:   (518) 270-3313
                                                     ------------------



                                 Not Applicable
       -------------------------------------------------------------------
          (Former name or former address, if changed since last report)






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ITEM 5.  OTHER EVENTS.

                  On January 23, 2002, Troy Financial Corporation issued a press release announcing earnings for the quarter ended December 31, 2001, its first fiscal quarter of 2002. A copy of the press release is attached at Exhibit 99.1.

                  On January 24, 2002, Troy Financial Corporation filed with the Federal Reserve Bank of New York a response to the application of TrustCo Bank Corp. to acquire up to 9.9% of Troy Financial Corporation's outstanding stock. A copy of the letter to the Federal Reserve Bank is attached at Exhibit 99.2.

                  On January 24, 2002, Troy Financial Corporation issued a letter to shareholder. A copy of the letter to shareholders is attached at
Exhibit 99.3.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.



(a)      Not applicable.

(b)      Pro forma financial information

                Not applicable.

(c)      Exhibits

              99.1     Press Release, dated January 23, 2002.
              99.2     Letter to Federal Reserve Bank of New York, dated
                       January 24,  2002
              99.3 Letter to the Shareholders of Troy Financial Corporation, dated January 24, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               TROY FINANCIAL CORPORATION
                               --------------------------
                               (Registrant)



                               /s/ David J. DeLuca
                               -------------------------------------------------
                               David J. DeLuca.
                               Senior Vice President and Chief Financial Officer




Date: January 24, 2002




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                                INDEX TO EXHIBITS

Exhibit No.                        Description
-----------                        -----------
99.1                   Press Release, dated January 23, 2002

99.2                   Letter to the Federal Reserve Bank of New York, dated
                       January 24, 2002

99.3 Letter to the Shareholders of Troy Financial Corporation, dated January 24, 2002.